UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):            September 30, 2010

AMREP CORPORATION
(Exact name of Registrant as specified in its charter)

Oklahoma	1-4702	59-0936128
(State or other jurisdiction of	(Commission File	(IRS Employer
incorporation)	Number)	Identification No.)

300 Alexander Park, Suite 204, Princeton, New Jersey	08540
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (609) 716-8200

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

On September 30, 2010, the Registrant issued a press release reporting the withdrawal of the proposal received from Nicholas G. Karabots, the Registrant’s Vice Chairman and 59.6% shareholder, to merge the Registrant with a company he controlled in a transaction in which the other shareholders would receive $12.00 per share, in cash, for their shares in the Registrant.  The receipt of the proposal was previously reported under Item 5 of Part II of the Registrant’s Quarterly Report on Form 10-Q filed on September 10, 2010.

A copy of the Registrant’s press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.  Exhibits

Exhibit 99.1     Press release issued by the Registrant on September 30, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMREP CORPORATION
(Registrant)

By: /s/ Peter M. Pizza
Peter M. Pizza
Vice President and
Chief Financial Officer

Date: September 30, 2010

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued by AMREP Corporation on September 30, 2010.